UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 16, 2008

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CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)
_________________________
Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________
(Former name or former address, if changed since last report)

_________________________

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1     Registrant’s Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

           On April 16, 2008, CryoLife, Inc. (the “Company” or “CryoLife”) entered into an exclusive distribution agreement with Medafor, Inc. (“Medafor”).  Pursuant to the agreement, CryoLife will distribute an absorbable blood clotting agent manufactured and developed by Medafor.  A copy of the press release announcing the agreement is attached as Exhibit 99.1 hereto and incorporated by reference hereto.

           It is anticipated that CryoLife will begin distribution of the absorbable blood clotting agent, marketed by CryoLife as Hemostase MPH, on May 1, 2008.  The agreement has a three-year term with a three-year right of renewal by CryoLife if CryoLife meets the annual minimum purchase requirements.  The agreement gives CryoLife the exclusive distribution rights for Hemostase MPH in specified territories for all applications in cardiac and vascular surgery, and with respect to countries other than the United States, China and Japan, for general surgery applications, excluding orthopedic and ear, nose, and throat surgeries.

           Commencing May 1, 2008, CryoLife’s distribution territory under the distribution agreement includes the United States (excluding approximately 41 hospitals where Medafor will retain distribution rights until no later than December 31, 2008 and Department of Defense facilities), the United Kingdom, Germany and Canada.  Subject to the exceptions noted above, the territory will expand to include the entire world except Japan and China beginning in January 1, 2009.  Department of Veterans Affairs hospitals are not considered Department of Defense facilities as part of the agreement.

           If CryoLife fails to purchase certain specified annual amounts under the agreement, Medafor may terminate the distribution agreement, with no further obligation owed by CryoLife.  If CryoLife terminates the distribution agreement, other than for certain breaches by Medafor, then CryoLife is required to reimburse Medafor for Medafor’s cost of up to three months of Hemostase MPH inventory maintained by Medafor or purchase such inventory from Medafor.

Section 9     Financial Statements and Exhibits.

Item 9.01     Financial Statements and Exhibits.

(a) Financial Statements.
           Not applicable.

(b) Pro Forma Financial Information.
           Not applicable.

(c) Shell Company Transactions.
           Not applicable.

(d) Exhibits.

99.1	Press Release dated April 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: April 21, 2008	By:/s/ D.A. Lee
Name: D. Ashley Lee
Title: Executive Vice President, Chief
Operating Officer and Chief
Financial Officer